NATIONWIDE MUTUAL FUNDS
Nationwide Portfolio Completion Fund

Supplement dated July 29, 2014
to the Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective July 31, 2014:

1.  The chart under the heading “Principal Investment Strategies” in the right-hand column on page 3 of the Prospectus is deleted in its entirety and replaced with the following:

Asset Class	Target Allocation Range	Benchmark Index
Treasury Inflation-Protected Securities	5% – 20%	Barclays U.S. Government Inflation-Linked Bond Index
International bonds	15% – 45%	S&P/Citigroup International Treasury Bond ex-U.S. Index (hedged)
High-yield bonds	5% – 20%	Markit CDX North American High Yield 5-year Total Return Index
Emerging market bonds	5% – 20%	Markit CDX Emerging Markets 5-year Total Return Index
Emerging market stocks	5% – 20%	MSCI Emerging Markets® Net Total Return Index
Commodities	5% – 25%	Dow Jones-UBS Roll Select Commodity Total Return Index
Global real estate stocks	5% – 20%	Dow Jones Global Select Real Estate Securities IndexSM

2.  The first paragraph under the heading “High-Yield Bonds” on page 9 of the Prospectus is deleted in its entirety and replaced with the following:

The High-Yield Bonds sleeve seeks to replicate the investment characteristics and performance of the Markit  CDX North American High Yield 5-year Total Return Index (“High-Yield Index”) as closely as possible before the deduction of Fund expenses.  The High-Yield Index measures the performance of a basket of credit default swaps on high-yield corporate bonds.  The High-Yield Index is predominantly composed of investments in U.S. dollar-denominated credit from U.S. domiciled corporations, but may also include Canadian corporations.  High-yield bonds generally are rated below investment grade and commonly are referred to as “junk bonds.” In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher-ranking (i.e., senior) debt securities have a higher priority than lower-ranking (i.e., subordinated) securities. Subordinated debt generally is more risky because its holders will be paid only after the holders of senior debt securities are paid.

3.  The paragraph under the heading “Emerging Market Bonds” on page 9 of the Prospectus is deleted in its entirety and replaced with the following:

The Emerging Market Bonds sleeve seeks to replicate the investment characteristics and performance of the Markit CDX Emerging Markets 5-year Total Return Index (“Emerging Markets Index”) as closely as possible before the deduction of Fund expenses.  The Emerging Markets Index  measures the performance of a basket of credit default swaps on bonds issued by the governments of emerging market countries.  The Emerging Markets

Index is comprised of investments in U.S. dollar-denominated credit from emerging market countries.  Emerging market countries are developing and low- or middle-income countries and may be found in regions such  as Asia, Latin America, Eastern Europe, the Middle East and Africa. Although the Fund may invest in the bonds included in the Emerging Markets Index, the Emerging Market Bonds sleeve invests primarily in derivatives as a substitute for investing in such bonds themselves. In using this approach, the subadviser selects futures and credit default swap contracts with investment characteristics, such as credit, interest rate and duration, similar to those of bonds included in the Emerging Markets Index in an attempt to synthetically replicate the performance of the index overall. The subadviser also invests in U.S. government securities, money market mutual funds and/or money market instruments that serve as collateral for the sleeve’s futures and swap positions.

4.  The paragraph under the heading “Additional Information Concerning Asset Class Benchmark Indexes” on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

“Barclays®” is a registered trademark of Barclays, the investment banking division of Barclays Bank PLC.  The terms “S&P®,” “S&P Indices®” and “Standard & Poor’s®” are registered trademarks of Standard & Poor’s Financial Services LLC. “Citigroup®” is a registered trademark of Citigroup Inc. “Dow Jones®” is a registered or common law trademark of Dow Jones Trademark Holdings LLC. “Dow Jones Global Select Real Estate Securities IndexSM” is a service mark of Dow Jones Trademark Holdings LLC. “Dow Jones-UBS Roll Select Commodity Total Return IndexSM” is a service mark of Dow Jones Trademark Holdings LLC and UBS AG. “MSCI®” and “MSCI Emerging Markets® Net Total Return Index” are registered or common law trademarks or service marks of MSCI Inc., its subsidiaries and affiliates. The Markit CDX North American High Yield 5-year Total Return Index and the Markit CDX Emerging Markets 5-year Total Return Index are service marks of Markit  Group Limited.  None of Barclays, Standard & Poor’s Financial Services LLC, Citigroup Inc., Dow Jones Trademark Holdings LLC, UBS AG, MSCI Inc. or Markit (collectively, the “Index Providers” or individually, an “Index Provider”) is affiliated with the Fund, Nationwide Fund Advisors, Nationwide Fund Distributors LLC, Nationwide Fund Management LLC or any of their respective affiliates. The Fund is not sponsored, endorsed, sold or promoted by any Index Provider or any of their respective affiliates, and none of the Index Providers has responsibility for or participates in the Fund’s management, administration, marketing or trading, or in determining the timing of, prices at, or quantities of shares of the Fund to be issued or in determining or calculating the equation by which the shares of the Fund are redeemable for cash. None of the Index Providers makes any representation, warranty or condition regarding the advisability of buying, selling or holding any units or shares in the Fund. No Index Provider has any obligation to take into consideration the needs of the Fund or the owners of shares of the Fund in determining, composing or calculating its respective benchmark index. No Index Provider guarantees the accuracy or makes any warranty, express or implied, as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of any benchmark index or any data included therein.

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